UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 29, 2024
MGM Resorts International
(Exact name of Registrant as Specified in its Charter)

Delaware	001-10362	88-0215232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3600 Las Vegas Boulevard South, Las Vegas, Nevada  89109
(Address of principal executive offices – Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 693-7120
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.01)	MGM	New York Stock Exchange	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CRF § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CRF § 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

MGM Resorts International (the “Company”) entered into a Core Shareholders, etc. Support Letter, dated as of March 29, 2024 (the “Support Letter”) by and between, among others, the Company as completion guarantor, MGM Resorts Japan, LLC as core shareholder (“MGM Resorts Japan”), ORIX Corporation as core shareholder and completion guarantor (“ORIX”), Osaka IR KK as borrower (the “Venture”), MUFG Bank, Ltd. as facility agent and Sumitomo Mitsui Banking Corporation as security agent. The Support Letter was entered into in connection with the Company’s venture to construct a resort in Yumeshima, Osaka, Japan (the “Project”) as inducement to various lenders to provide debt financing to the Venture. The Support Letter provides that each of the Company and ORIX will severally (but not jointly) guarantee (i) completion of construction of the Project, and (ii) the Venture’s payment of construction-related costs when due in proportion to the Completion Guarantee Ratio, which shall be determined based on the relative voting ratios of the Company and ORIX. The obligation of each of the Company and ORIX to fund amounts owed under the Support Letter will be determined based on the relative voting ratios of each of the Company and ORIX (which, as of the date hereof, is 50%/50%).

As discussed in Note 12 to the Company’s audited financial statements included in the Company’s Form 10-K for the fiscal year ended December 31, 2023, the Company has also provided a Guarantee and Keep-Well Letter dated September 23, 2023 to the government of Osaka (the “Keep-Well Letter” and, together with the Support Letter, the “Guarantee Letters”) to complete the construction and full opening of the Project.

The Guarantee Letters are uncapped, and the Keep-Well Letter and the completion guarantee obligations under the Support Letter expire when the obligations relating to the full opening of the integrated resort are fulfilled.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 with respect to the Guarantee Letters is incorporated by reference into this Item 2.03.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MGM Resorts International

Date: April 3, 2024	By:	/s/ Jessica Cunningham
Name: Jessica Cunningham
Title: Senior Vice President, Legal Counsel and Assistant Secretary